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                                                                    Exhibit 10.6

                                THIRD AMENDMENT
                                      TO
                             INVESTMENT AGREEMENT


     This THIRD AMENDMENT TO INVESTMENT AGREEMENT (hereinafter referred to as this "Agreement") dated as of January 15, 1999 is made and entered into by and
      ---------
among Framingham York Associates Limited Partnership, a Massachusetts limited partnership ("FYA" or the "Purchaser"), Property Capital Trust, a Massachusetts
              ---
business trust (the "Trust"), and Maryland Property Capital Trust, Inc., a
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Maryland corporation (the "Company").
                           -------

                                   RECITALS

     A. The parties hereto entered into an Investment Agreement on June 18, 1998 (the "Original Agreement").
           ------------------

     B. The Original Agreement was amended by the parties hereto on August 7, 1998 (the "First Amendment").
           ---------------

     C. The Original Agreement and First Amendment were further amended on October 16, 1998 (the "Second Amendment").
                       ----------------

     D. The parties hereto desire to amend the Original Agreement, the First Amendment and the Second Amendment as provided herein.


     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1. Section 9.1(c) is hereby amended by deleting the reference to "Monday, February 1, 1999" and replacing it with "Monday, March 8, 1999."

2. Section 9.1(d) is hereby amended by deleting the reference to "the 60th day" and replacing it with "the 90th day."

3. The parties hereby ratify and confirm that they continue to be bound by the terms and provisions of the Original Agreement, the First Amendment and the Second Amendment which, except as expressly modified hereby, shall continue in full force and effect.

4. This Agreement may be executed in counterparts, each of which shall be deemed an original of all which, when taken together, shall be deemed one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.


                                    FRAMINGHAM YORK ASSOCIATES LIMITED
                                    PARTNERSHIP


                                    By: /s/ Bruce A. Beal
                                       -----------------------------------------
                                       Bruce A. Beal, as General Partner


                                    By: /s/ Robert L. Beal
                                       -----------------------------------------
                                       Robert L. Beal, as General Partner

                                    PROPERTY CAPITAL TRUST


                                    By: /s/ Robert M. Melzer
                                       -----------------------------------------
                                       Robert M. Melzer, President and Chief
                                       Executive Officer


                                    MARYLAND PROPERTY CAPITAL TRUST, INC.


                                    By: /s/ Bruce A. Beal
                                       -----------------------------------------
                                       Name:  Bruce A. Beal
                                       Title: President

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